EXHIBIT 10.26

                        CONVERSION ELECTION LETTER DATED
                        NOVEMBER 7, 2006 FROM HENRY ZAKS

CHINA WIRELESS COMMUNICATIONS, INC.



TO:               Henry Zaks

CC:               Mike Bowden
                  Robert Paradine

FROM:    Pete Racelis

DATE:    November 7, 2006

SUBJECT: Payment of Loans

Henry:

Please see enclose stock certificate for 249,663 shares of restricted (Rule 144) company stock as conversion for the loans you've made as follows:

--------------------------------------------------------------------------------------------------------------------------
           Principal                       Interest                            Total                      Shares Issued
--------------------------------------------------------------------------------------------------------------------------
            $7,680.00                      $259.44                            $7,939.44                       198,486
--------------------------------------------------------------------------------------------------------------------------
            $2,000.00                       $47.06                            $2,047.06                        51,177
--------------------------------------------------------------------------------------------------------------------------
                                                                              $9,986.50                       249,663
                                                                ----------------------------------------------------------


The total amount loaned to the company was $9,986.50. The conversion was made at $0.04 per share which equals 249,663 shares of restricted stock.

Again, thank you very much for your support and patience.

Regards,


/s/ PEDRO E. RACELIS III





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